UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report:
October 21, 2008
(Date of earliest event reported)
PG&E CORPORATION
(Exact Name of Registrant as specified in Charter)

California	1-12609	94-3234914

(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

One Market, Spear Tower, Suite 2400, San Francisco, CA	94105

(Address of principal executive offices)	(Zip code)
415-267-7000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
PACIFIC GAS AND ELECTRIC COMPANY
(Exact Name of Registrant as specified in Charter)

California	1-2348	94-0742640

(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

77 Beale Street, P. O. Box 770000, San Francisco, California	94177

(Address of principal executive offices)	(Zip code)
(415) 973-7000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other events.
     On October 21, 2008, Pacific Gas and Electric Company (the “Utility”), a subsidiary of PG&E Corporation, issued $600 million principal amount of 8.25% senior notes due October 15, 2018. (For further information concerning the senior notes, refer to the exhibits attached to this report.) The proceeds from the senior notes issuance were used primarily to repay the Utility’s outstanding commercial paper, and ultimately will be used to fund ongoing capital expenditures.
     As of October 21, 2008, and after application of the net proceeds from the senior notes offering, the Utility had $401 million of commercial paper outstanding, $330 million of letters of credit, and $533 million of direct borrowings under the Utility’s $2.0 billion working capital facility. The Utility treats the amount of its outstanding commercial paper as a reduction to the amount available under its working capital facility. Thus, as of October 21, 2008, the Utility had $735 million of short-term debt capacity available under its $2.0 billion working capital facility. In addition, PG&E Corporation has no borrowings or letters of credit outstanding under its $200 million revolving senior unsecured credit facility.
     The Utility’s $2.0 billion working capital facility is well diversified and includes commitments from 17 lenders. No single lender’s commitment represents more than 11% of total borrowing capacity. As of October 21, 2008, the commitment from Lehman Brothers Bank, FSB represented approximately $60 million, or 3%, of the Utility’s $2.0 billion working capital facility. The commitment from Lehman Brothers Bank, FSB represents approximately $13 million, or 6%, of the total borrowing capacity under PG&E Corporation’s $200 million revolving senior unsecured credit facility.
     As of October 21, 2008, the Utility had cash and cash equivalents of $215 million and restricted cash of $1.2 billion, which primarily consists of cash held in escrow pending the resolution of the remaining disputed claims filed in the Utility’s reorganization proceeding under Chapter 11 of the U.S. Bankruptcy Code. PG&E Corporation had cash and cash equivalents of $103 million.
     In addition to the senior notes issuance, the Utility received $95 million from the September 22, 2008 sale of pollution control bonds by the California Infrastructure and Economic Development Bank to reimburse the Utility for its March and April 2008 purchase of $454 million of auction rate pollution control bonds issued in 2005. The proceeds from the sale also were applied to repay commercial paper. The bonds bear interest at 3.75% through September 19, 2010 and are subject to mandatory tender on September 20, 2010 at a price of 100% of the principal amount plus accrued interest. The Utility expects that the sale of the remaining $359 million of these bonds will occur by the end of 2008, subject to conditions in the tax-exempt bond market.
     Depending on conditions in the capital markets, the Utility currently plans to incur additional long-term debt of $3.5 billion to $4.0 billion during the remainder of 2008 through 2011, excluding the pollution control bond refinancing. Of this amount, the Utility expects to incur approximately $1.0 billion of long-term debt in the next six months primarily to finance capital expenditures and to refinance $600 million of long-term debt that will mature in March 2009.
     Assuming that the Utility will continue to be able to timely access the capital markets on reasonable terms despite the recent disruption in the capital markets, PG&E Corporation and the Utility believe that the Utility’s cash flow from operations and existing sources of liquidity will provide adequate resources to fund operating activities, meet anticipated obligations, and finance future capital expenditures.
Forward-looking statements: This Current Report on Form 8-K contains forward-looking statements that are subject to various risks and uncertainties. These statements are based on current estimates, expectations, and projections about future events and assumptions regarding these events and management’s knowledge as of the date of this report. The amount of the Utility’s future financing needs, including issuance of additional long-term debt, and when and how they are satisfied, will depend on various factors, including: (1) the conditions in the capital markets and the Utility’s ability to access the capital markets, (2) the timing and amount of forecasted capital expenditures and any incremental capital expenditures beyond those currently forecasted, (3) the amount of cash internally generated through normal business operations, and (4) the timing of the resolution of the disputed claims and the amount of interest on these claims that the Utility will be required to pay.

Item 9.01.	Financial Statements and Exhibits
Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated October 16, 2008 in connection with the Utility’s offering of $600,000,000 aggregate principal amount of its 8.25% Senior Notes due October 15, 2018. (1)

4.1	Fourth Supplemental Indenture dated as of October 21, 2008 relating to the Utility’s issuance of $600,000,000 aggregate principal amount of its 8.25% Senior Notes due October 15, 2018.

4.2	Specimen of 8.25% Senior Note due October 15, 2018 (included as Exhibit A to Fourth Supplemental Indenture filed as Exhibit 4.1).

(1)	Certain schedules have been omitted from this exhibit. The registrants hereby undertake to furnish supplementally copies of any of the omitted schedules upon request by the Commission.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PG&E CORPORATION
Dated: October 22, 2008	By:	LINDA Y.H. CHENG
LINDA Y.H. CHENG
Vice President, Corporate Governance and Corporate Secretary

PACIFIC GAS AND ELECTRIC COMPANY
Dated: October 22, 2008	By:	LINDA Y.H. CHENG
LINDA Y.H. CHENG
Vice President, Corporate Governance and Corporate Secretary

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated October 16, 2008 in connection with the Utility’s offering of $600,000,000 aggregate principal amount of its 825% Senior Notes due October 15, 2018. (1)

4.1	Fourth Supplemental Indenture dated as of October 21, 2008 relating to the Utility’s issuance of $600,000,000 aggregate principal amount of its 8.25% Senior Notes due October 15, 2018.

4.2	Specimen of 8.25% Senior Note due October 15, 2018 (included as Exhibit A to Fourth Supplemental Indenture filed as Exhibit 4.1).

(1)	Certain schedules have been omitted from this exhibit. The registrants hereby undertake to furnish supplementally copies of any of the omitted schedules upon request by the Commission.

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